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                                                    WASHINGTON, D.C. 20549
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                                                          SEC FILE NUMBER
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                                                           CUSIP NUMBER
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                   FORM 12b-25

                           NOTIFICATION OF LATE FILING

(Check One): [X] Form 10-K  [ ] Form 20-F  [ ] Form 11-K  [ ] Form 10-Q [ ] Form N-SAR [ ] Form N-CSR


For Period Ended: December 31, 2003
[ ] Transition Report on Form 10-K
[ ] Transition Report on Form 20-F
[ ] Transition Report on Form 11-K
[ ] Transition Report on Form 10-Q
[ ] Transition Report on Form N-SAR

For the Transition Period Ended:
                                 -------------------

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  Read Instruction (on back page) Before Preparing Form. Please Print or Type.
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    NOTHING IN THIS FORM SHALL BE CONSTRUED TO IMPLY THAT THE COMMISSION HAS
                   VERIFIED ANY INFORMATION CONTAINED HEREIN.
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If the notification relates to a portion of the filing checked above, identify the Item(s) to which the notification relates:

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PART I -- REGISTRANT INFORMATION

CytRx Corporation
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Full Name of Registrant

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Former Name if Applicable

11726 San Vicente Blvd., Suite 650
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Address of Principal Executive Office (Street and Number)

Los Angeles, California 90049
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City, State and Zip Code

PART II -- RULES 12b-25(b) AND (c)


If the subject report could not be filed without unreasonable effort or expense and the registrant seeks relief pursuant to Rule 12b-25(b), the following should be completed. (Check box if appropriate)

        (a) The reasons described in reasonable detail in Part III of this form could not be eliminated without unreasonable effort or expense;

[X] (b) The subject annual report, semi-annual report, transition report on Form 10-K, Form 20-F,11-K, Form N-SAR, or N-CSR, or portion thereof, will be filed on or before the fifteenth calendar day following the prescribed due date; or the subject quarterly report or transition report on Form 10-Q, or portion thereof will be filed on or before the fifth calendar day following the prescribed due date; and

        (c) The accountant's statement or other exhibit required by Rule 12b-25(c) has been attached if applicable.

-------------

PART III -- NARRATIVE

State below in reasonable detail the reasons why Form 10-K, 20-F, 11-K, 10-Q, N-SAR, or the transition report or portion thereof, could not be filed within the prescribed time period.

CYTRX CORPORATION (THE "COMPANY") WAS UNABLE TO FILE ITS ANNUAL REPORT ON FORM 10-K (THE "FORM 10-K") FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 BY THE SCHEDULED FILING DEADLINE DATE FOR THAT REPORT, WITH THE SECURITIES AND EXCHANGE COMMISSION, OF MARCH 30, 2004.

AS DISCLOSED IN ITS CURRENT REPORT ON FORM 8-K DATED JANUARY 16, 2004, THE COMPANY ANNOUNCED ITS PLANS TO CEASE FUNDING ITS EXISTING INVESTMENTS IN TWO GENOMICS COMPANIES. THE COMPANY DISCLOSED THAT IT WOULD BE TAKING A WRITE-OFF OF ITS INVESTMENTS IN THE GENOMICS COMPANIES IN THE QUARTER ENDED DECEMBER 31, 2003. THOSE INVESTMENTS HAD A CARRYING VALUE, AS OF SEPTEMBER 30, 2003, OF APPROXIMATELY $5.85 MILLION AND WERE ACCOUNTED FOR AS INTANGIBLE ASSETS. THE COMPANY IS REVIEWING THE ACCOUNTING TREATMENT OF THE PURCHASE AND SUBSEQUENT IMPAIRMENT OF THOSE INVESTMENTS WITH THE ASSISTANCE OF ITS AUDITORS. THIS ACCOUNTING REVIEW HAS DELAYED THE COMPLETION OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003. THE RESULTS OF THIS EVALUATION, HOWEVER, WILL HAVE NO EFFECT ON THE COMPANY'S CASH OR WORKING CAPITAL POSITION FOR ANY ACCOUNTING PERIOD.

PART IV-- OTHER INFORMATION

(1) Name and telephone number of person to contact in regard to this notification


       Steven A. Kriegsman              310                   826-5648
       -------------------          -----------           ------------------
            (Name)                  (Area Code)           (Telephone Number)


(2) Have all other periodic reports required under Section 13 or 15(d) of the Securities Exchange Act of 1934 or Section 30 of the Investment Company Act of 1940 during the preceding 12 months or for such shorter period that the registrant was required to file such report(s) been filed? If answer is no, identify report(s). [X] Yes [ ] No

--------------------------------------------------------------------------------

(3) Is it anticipated that any significant change in results of operations from the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the subject report or portion thereof?
[X] Yes [ ] No

If so, attach an explanation of the anticipated change, both narratively and quantitatively, and, if appropriate, state the reasons why a reasonable estimate of the results cannot be made.

THE COMPANY HAS NOT YET COMPLETED THE PREPARATION OF ITS FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003. ALTHOUGH THE COMPANY WILL REPORT A SIGNIFICANT LOSS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, WITH THE ACCOUNTING REVIEW STILL UNDERWAY, THE COMPANY CANNOT YET REASONABLY ESTIMATE ITS RESULTS OF OPERATIONS FOR THE YEAR.

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                                CytRx Corporation
                  --------------------------------------------
                  (Name of Registrant as Specified in Charter)


has caused this notification to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 30, 2004        By  /s/ Steven A. Kriegsman
                                 --------------------------------------------
                                 Steven A. Kriegsman, Chief Executive Officer

INSTRUCTION: The form may be signed by an executive officer of the registrant of by any other duly authorized representative. The name and title of the person signing the form shall be typed or printed beneath the signature. If the statement is signed on behalf of the registrant by an authorized representative (other than an executive officer), evidence of the representative's authority to sign on behalf of the registrant shall be filed with the form.

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                                    ATTENTION

   INTENTIONAL MISSTATEMENTS OR OMISSIONS OF FACT CONSTITUTE FEDERAL CRIMINAL
                        VIOLATIONS (SEE 18 U.S.C. 1001).
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